SUP-0140-1218

AB Multi-Manager Alternative Fund

(the “Fund”)

Supplement dated December 12, 2018 to the Prospectus dated July 31, 2018 (the “Prospectus”) of AB Multi-Manager Alternative Fund.

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Management Fee

Effective November 1, 2018, the management fee that the Fund pays to AllianceBernstein L.P., the Fund’s Investment Manager, has been reduced to an annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (from an annual rate of 1.50% of net assets determined in the same manner).

Accordingly, the following information replaces the information under the heading “Summary of Terms — Investment Advisory and Management Agreements” (pages 19-20):

Investment Advisory and Management Arrangements	The Investment Manager is responsible for providing investment advisory services to the Fund and, on behalf of the Fund, conducts relations with the service providers, all pursuant to a management agreement. In consideration of the investment advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a monthly management fee at an annual rate of 1.00% of the Fund’s net assets determined as of the last day of each calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. As of September 30, 2018, the Investment Manager had approximately $550 billion of assets under management. Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

In addition, the following information replaces the information under the heading “Summary of Fees and Expenses” (page 27):

SUMMARY OF FEES AND EXPENSES

The purpose of the table below is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. The expense shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s current fiscal year and assume that the Fund’s average net assets during such year remain constant at their March 31, 2018 value of $1,159,059,828. If the Fund’s actual average net assets are lower, all other things being equal “Other Expenses” and “Total Annual Expenses” would be higher. The Fund’s actual expenses may vary from the estimated expenses shown in the table. In addition, the Fund will bear certain costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds). Specifically, the Fund generally will be subject to asset-based fees that are expected to be up to 3% of the Fund’s investment in any Portfolio Fund and/or performance-based fees that are generally expected to be up to 30% of any net profits earned on that investment. These expenses are included in the table below under the caption “Acquired Fund Fees and Expenses.”

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly.

Shareholder Transaction Fees:
Maximum Sales Load (percentage of offering price)(1)	None
Annual Expenses (as a percentage of net assets):
Management Fee(2)	1.00%
Distribution and Shareholder Servicing Fee	None
Other Expenses(3)	0.20%
Acquired Fund Fees and Expenses(3)(4)	6.06%
Total Annual Expenses	7.26%

Fee Waiver and/or Expense Reimbursement(5)	(0.01)%

Total Annual Expenses After Fee Waiver and/or Expense Reimbursement	7.25%

(1)

The Fund may engage one or more distributors to solicit investments in the Fund. The Fund currently does not make payments out of its own assets for distribution services in connection with the sale of shares, but any such payments made in the future will comply with the sales charge and compensation limitations in the rules administered by the Financial Industry Regulatory Authority, Inc. relating to open-end investment companies. The Fund’s Investment Manager or its affiliates may make additional payments out of their own resources to distributors. See “Distributors and Shareholder Servicing Arrangements.”

(2)

The Fund pays the Investment Manager the Management Fee in consideration of the investment advisory services that the Investment Manager provides to the Fund. See “Investment Advisory and Management Arrangements.” No fee is charged by the Investment Manager for managing the assets of the Subsidiary.

(3)

Other Expenses and Acquired Fund Fees and Expenses are estimated based on the changes to the Fund’s investment program (e.g., increased direct investment and investments through the Subsidiary) that went into effect on July 31, 2018.

(4)

Acquired Fund Fees and Expenses represents indirect fees and expenses of the Fund and therefore of the shareholders. Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to a Portfolio Fund Manager. While the amount of such fees varies by Portfolio Fund, performance fees, if charged, are generally expected to be up to 30% of the Portfolio Fund’s net profits. The figure in the table above is estimated based on the historic fees and expenses of Portfolio Funds as disclosed in their offering documents. The future fees and expenses of the Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. These indirect fees and expenses are not paid to the Investment Manager and represent the Fund’s cost of investing in the underlying Portfolio Funds. These fees are in addition to the Fund’s fees and expenses.

(5)

To the extent permitted by applicable law, the Fund may invest all or some of its cash in a money market fund advised or managed by the Investment Manager or an affiliate of the Investment Manager. Currently, the Fund expects to invest cash balances in AB Government Money Market Portfolio (the “Money Market Portfolio”). In connection with the Fund’s investments in the Money Market Portfolio, the Investment Manager has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included under Acquired Fund Fees and Expenses. See the section titled “Investment Advisory and Management Arrangements — Management Agreement” for more information.

Example:

You would pay the following fees and expenses on a $20,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$1,434	$4,385	$7,175	$13,504

The Example is based on the estimated fees and expenses set out above, but with any fee waivers in effect only for the first year. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example as required by SEC regulations. For purposes of the Example, Acquired Fund Fees and Expenses as set out in the table above are deducted from the 5% gross return in order to determine expense amounts. Because Fund returns depend on Portfolio Fund returns and most Portfolio Funds have performance-based fees, higher actual Fund returns will generally correspond to higher Acquired Fund Fees and Expenses and higher Fund expenses.

Additional Example:

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$72	$219	$359	$675

The following replaces the first paragraph under the heading “Investment Advisory and Management Arrangements — Management Agreement” (page 77):

Pursuant to the management agreement between the Fund and the Investment Manager, the Investment Manager provides investment advisory services to the Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Investment Manager, the Fund pays the Investment Manager a monthly fee at the annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month. Under a separate Administrative Reimbursement Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

Administrator

The following information replaces the information under the heading “Summary of Terms — Administrator” (page 20):

Administrator	The Fund and Subsidiary have entered into Administration Agreements with International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Bank and Trust Company, the Fund’s custodian. The services provided to the Fund and Subsidiary by the Administrator are separate from and in addition to the administrative services provided by the Investment Manager.

The following replaces the fourth paragraph under the heading “Administrator” (page 84):

The Subsidiary has entered into a separate Administration Agreement with the Administrator (the “Subsidiary Administration Agreement”) under which the Administrator provides to the Subsidiary accounting, NAV calculation and other administrative services comparable to those it provides to the Fund. The Subsidiary Administration Agreement and the Administration Agreement generally include comparable provisions relating to matters such as termination, liability and delegation of duties.

The Fund pays the Administrator a monthly fee for its accounting services at an annual rate of 0.05% of the first $150 million of the Fund’s net assets, 0.04% of the Fund’s net assets between $150 million and $300 million, 0.03% of the Fund’s net assets between $300 million and $600 million, and 0.025% of the Fund’s net assets in excess of $600 million, with a minimum monthly fee of $8,000. In addition, for certain services under the Administration Agreement other than accounting services, the Fund pays the Administrator an annual fee of $21,000 and a fee of $400 per Portfolio Fund transaction. For certain services under the Subsidiary Administration Agreement, the Subsidiary pays the Administrator an annual fee of $6,000. These fees are payable monthly in arrears. The Administrator is reimbursed by the Fund for all reasonable out-of-pocket expenses.

Credit Agreement

The following replaces the third paragraph under the heading “Investment Strategy — Borrowings” (page 39):

The Fund has entered into an agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“State Street”) to establish a revolving line of credit. Under the Credit Agreement, State Street has committed to provide advances to the Fund upon request in an aggregate principal amount not to exceed the least of $50,000,000 or specified percentages of certain “eligible assets” of the Fund as defined in the Credit Agreement. The Credit Agreement will provide the Fund with a source of cash for temporary purposes (within the meaning of the Investment Company Act), including to pay for tendered Shares. Interest on loans taken under the Credit Agreement will be payable at an annual rate equal to the higher of (x) 1.5% plus the British Bankers Association One Month LIBOR Rate, or (y) 1.5% plus the rate on overnight Federal funds transactions. In addition, the Fund will pay a commitment fee of 0.50% annually on the unused commitment amount ($50,000,000 minus the amount actually borrowed). The Credit Agreement will terminate on October 25, 2019 unless it is extended.

Board of Trustees

At a recent meeting of the shareholders of the Fund, the following nominees for Trustee of the Fund were elected: Kathleen Fisher, Bart Friedman, R. Jay Gerken, William Kristol, Debra Perry and Donald K. Peterson. The term of office of Messrs. Friedman, Gerken, Kristol and Peterson and Mses. Fisher and Perry commenced on December 11, 2018 and will continue until their successors are duly elected and qualify. Messrs. Bricker, Haber and Wolfe and Ms. Loeb did not stand for re-election and their terms as Trustee ended on December 11, 2018.

Accordingly, the following information replaces the information under the heading “Trustees and Officers — Biographical Information — Biographical Information of the Trustees of the Fund” (pages 71-72):

Biographical Information of the Trustees of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE***
Kathleen Fisher**** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2018)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Bernstein division of the Investment Manager since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined the Investment Manager in 2001 as a Senior Portfolio Manager. Prior to joining the Investment Manager, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	19	Southwestern Vermont Health Care; and Hildene — The Lincoln Family Home

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES***
Debra Perry# Chair of the Board 67 (2018)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2011-2016; Bank of America Funds Series Trust, from 2014-2016

Bart Friedman# 74 (2018)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2013 until 2017.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

R. Jay Gerken# 67 (2018)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol# 65 (2018)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other political commentary shows.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together, a non-profit educational corporation

Donald K. Peterson# 68 (2018)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA Bank, FSB

*	The address for each of the Fund’s Independent Trustees is c/o AllianceBernstein L.P., Attn: Legal and Compliance Dept., Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

***

Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees,” and Trustees who are “interested persons” of the Fund are referred to as “Interested Trustees.”

****	Ms. Fisher is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Investment Manager.
#	Member of the Fund’s Audit Committee and Governance and Nominating Committee.

The following information replaces the information under the heading “Trustees and Officers — Share Ownership and Compensation” (pages 73-74):

Share Ownership and Compensation

The following tables set forth the dollar range of equity securities beneficially owned, if any, by a Trustee in the Fund and each fund in the AB Advised Funds complex that is overseen by the Trustee as of December 31, 2017.

Name	Dollar Range of Shares in the Fund	Aggregate Dollar Ranges of Securities in AB Advised Funds Overseen by Trustee
Independent Trustees
Bart Friedman	None	Over $100,000
R. Jay Gerken	None	Over $100,000
William Kristol	None	Over $100,000
Debra Perry	None	Over $100,000
Donald K. Peterson	None	Over $100,000

Interested Trustee
Kathleen Fisher	None	Over $100,000

The following table sets forth the compensation paid by the Fund and by all registered AB Advised Funds to the Trustees for the period ended December 31, 2017.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from the Fund and AB Advised Funds Paid to Each Independent Trustee
Lawrence D. Haber(2)	$48,000	None	$48,000
Jeanette Loeb(2)	$43,000	None	$43,000
Carter F. Wolfe(2)	$56,637	None	$56,637
Bart Friedman(3)	None	None	$250,000
R. Jay Gerken(3)	None	None	$205,000
William Kristol(3)	None	None	$205,000
Debra Perry(3)	None	None	$220,000
Donald K. Peterson(3)	None	None	$230,000

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and Trustees do not receive any pension or retirement benefits.
(2)	Messrs. Haber and Wolfe and Ms. Loeb were Trustees of the Fund until December 11, 2018.
(3)	Messrs. Friedman, Gerken, Kristol and Peterson and Ms. Perry became Trustees of the Fund on December 11, 2018.

The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered “interested persons” of the Fund.

As of December 31, 2017, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Investment Manager or a Distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the Investment Company Act) the Investment Manager or a Distributor.

As of the date of this prospectus, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

The following information replaces the information under the heading “Trustees and Officers — Board Structure and Role of the Board of Trustees — Experience, Qualifications, Attributes and Skills of the Fund’s Trustees” (pages 74-75):

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee (the “Nominating Committee”), which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at an annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

In determining that a particular Trustee was qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee during his or her tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees) in concluding that each should serve as Trustee. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In addition to his or her service as a Trustee of the Fund and certain other funds advised by the Investment Manager: Ms. Fisher has business, finance and investment management experience as Head of Wealth and Investment Strategies of Bernstein division of the Investment Manager (“Bernstein”); Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on such Trustees any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Investment Manager

The following information is added at the end of the section “Investment Advisory and Management Arrangements – The Investment Manager” (page 77):

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including the Investment Manager. During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Following certain transactions intended to effectuate the Plan, AXA holds approximately 59.3% of the shares of common stock of AXA Equitable.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Investment Manager (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the management agreement between the Fund and the Investment Manager (the “Management Agreement”). In order to ensure that investment advisory services could continue uninterrupted, at its July 24, 2018 meetings, the Board of Trustees approved a new Management Agreement with the Investment Manager, in connection with the Plan. The Board of Trustees also agreed to call and hold a meeting of shareholders of the Fund to (1) approve the new Management Agreement that would be effective after the first Change of Control Event and (2) approve any future Management Agreement approved by the Board of Trustees and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the Management Agreement after the first Change of Control Event. These proposals were approved at a shareholder meeting in December 2018. Approval of a future Management Agreement means that shareholders may not have an opportunity to vote on a new agreement with the Investment Manager even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the Investment Company Act) of AXA Equitable.

Currently, the Investment Manager and its affiliates do not anticipate that the Plan will have a material impact on the Investment Manager or any affiliates of the Investment Manager that provides services to the Fund. The Investment Manager’s current leadership is expected to stay in place, and no change in senior management’s strategy for the Investment Manager is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries, including the Investment Manager. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and state regulations applicable to public companies. The Plan may be implemented in additional phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Investment Manager. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Investment Manager.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-1218